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                      AMENDMENT TO PARTICIPATION AGREEMENT

The Participation Agreement, made and entered into as of the 1st day of May, 2002, by and among MFS Variable Insurance Trust, Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) and Massachusetts Financial Services Company, is hereby amended as follows, effective April 30, 2010:

     1. Schedule A is deleted in its entirety and replaced with the Schedule A attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative:

                               COMMONWEALTH ANNUITY AND LIFE
                               INSURANCE COMPANY
                               By its authorized officer and not individually,

                               By: /s/ Michael A. Reardon
                                   --------------------------------------
                               Name: Michael A. Reardon
                               Title: President and CEO
                               Date:

                               MFS VARIABLE INSURANCE TRUST,
                               on behalf of the Portfolios
                               By its authorized officer and not individually,

                               By: /s/Susan S. Newton
                                   --------------------------------------
                               Name: Susan Newton
                               Title: Assistant Secretary
                               Date: 8/20/2010


                               MASSACHUSETTS FINANCIAL SERVICES
                               COMPANY
                               By its authorized officer,

                               By: /s/ Robert J. Manning
                                   --------------------------------------
                               Name: Robert J. Manning
                               Title: Director
                               Date: 7/27/2010

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                                   SCHEDULE A
                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT
                                 APRIL 30, 2010

---------------------------------------- ---------------------- -----------------------------------------------------
Separate Account                         Policies Funded by     Portfolios Applicable to Policies
                                         Separate Account
---------------------------------------- ---------------------- -----------------------------------------------------
FRI Separate Account of                  Variable Life          MFS(R) Utilities Series (Initial Class)
Commonwealth Annuity and Life
Insurance Company
Exempt From Registration
---------------------------------------- ---------------------- -----------------------------------------------------
FQI Separate Account of                  Variable Life          MFS(R) Growth Series (Initial Class)
Commonwealth Annuity and Life                                   MFS(R) Utilities Series (Initial Class)
Insurance and Company
Exempt From Registration
---------------------------------------- ---------------------- -----------------------------------------------------
Separate Account FUVUL of                Variable Life          MFS(R) Investors Trust Series (Initial Class)
Commonwealth Annuity and Life                                   MFS(R) Utilities Series (Initial Class)
Insurance and Annuity
Company
1933 Act #: 333-93031
1940 Act #: 811-09731
---------------------------------------- ---------------------- -----------------------------------------------------
Separate Account IMO of                  Variable Life          MFS(R) Mid Cap Growth Series (Service Class)
Commonwealth Annuity and Life                                   MFS(R) New Discovery Series (Service Class)
Insurance and Annuity                                           MFS(R) Total Return Series (Service Class)
Company                                                         MFS(R) Utilities Series (Service Class)
1933 Act #: 333-84879,
333-90995
1940 Act #: 811-09529
---------------------------------------- ---------------------- -----------------------------------------------------
Commonwealth Annuity Select Separate     Variable Life          MFS(R) Mid Cap Growth Series (Service Class)
Account III of                                                  MFS(R) New Discovery Series (Service Class)
Commonwealth Annuity and Life                                   MFS(R) Total Return Series (Service Class)
Insurance and Annuity                                           MFS(R) Utilities Series (Service Class)
Company
1933 Act #: 333-84306
1940 Act #: 811-8859
---------------------------------------- ---------------------- -----------------------------------------------------
Separate Account VA-K of                 Variable Annuity       MFS(R) Mid Cap Growth Series (Service Class)
                                                                MFS(R) New Discovery Series (Service Class)
Commonwealth Annuity and Life                                   MFS(R) Total Return Series (Service Class)
Insurance Company                                               MFS(R) Utilities Series (Service Class)
1933 Act #'s: 33-39702, 333-81861,
333-38274, 333-87099,
333-90543
1940 Act#: 811-6293
---------------------------------------- ---------------------- -----------------------------------------------------
Commonwealth Annuity Select Separate     Variable Annuity       MFS(R) Mid Cap Growth Series (Service Class)
Account of                                                      MFS(R) New Discovery Series (Service Class)
Commonwealth Annuity and Life                                   MFS(R) Total Return Series (Service Class)
Insurance Company                                               MFS(R) Utilities Series (Service Class)
1933 Act #'s: 33-47216, 333-63093,
333-78245,333-92115,
333-90531, 333-86274
1940 Act #: 811-6632
---------------------------------------- ---------------------- -----------------------------------------------------
Fulcrum Separate Account of              Variable Annuity       MFS(R) Growth Series (Initial Class)
                                                                MFS(R) Investors Trust Series (Initial Class)
Commonwealth Annuity and Life
Insurance and Company
1933 Act #'s: 333-11377
1940 Act #: 811-07799
---------------------------------------- ---------------------- -----------------------------------------------------
Separate Account A of                    Variable Annuity       MFS(R) New Discovery Series (Service Class)
Commonwealth Annuity and Life                                   MFS(R)Utilities Series (Service Class)
Insurance Company
1933 Act # 141019, #141045 # 157121,
1940 Act # 22024
---------------------------------------- ---------------------- -----------------------------------------------------